UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

SMART SERVER, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-55182	46-3951329
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1960 Graeagle Lane
Lincoln, CA 95648
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(916) 508-5385

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

On June 19, 2015, Ms. Pamela Elliott acquired an aggregate of 5,000,000 shares of common stock of the Registrant from Mr. Matthew Lane.  The purchase was made in a private transaction not involving the Registrant pursuant to Section 4(1) of the Securities Act of 1933, as amended.

Effective July 29, 2015, Ms. Elliott became the majority shareholder of the Registrant, owning approximately 90.9% of the Registrant’s issued and outstanding common stock.  Matthew Lane is no longer a principal shareholder of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SERVER, INC.
(Registrant)

Signature	Title	Date

/s/ Pamela Elliott	Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director	August 14, 2015
Pamela Elliott

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